                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                                       TO

                        INDENTURE AND SERVICING AGREEMENT

                                -----------------


                              CREDITRUST SPV 99-1,
                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee and Backup Servicer of the Receivables

                                       and

                          NCO FINANCIAL SYSTEMS, INC.,
                              as Successor Servicer



                          Dated as of February 14, 2001

                               -------------------


               CREDITRUST RECEIVABLES-BACKED NOTES, SERIES 1999-1


                               -------------------

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                                 AMENDMENT NO. 1

                                       TO

                        INDENTURE AND SERVICING AGREEMENT

     THIS AMENDMENT NO. 1 TO INDENTURE AND SERVICING AGREEMENT, dated as of February 14, 2001 (this "Amendment No. 1") is executed by and among Creditrust SPV 99-1, LLC, as Issuer (the "Issuer"), Wells Fargo Bank Minnesota, National Association ("Wells") as Trustee (in such capacity, the "Trustee"), Backup Servicer (in such capacity, the "Backup Servicer") and, to the extent applicable, the predecesser Successor Servicer of the Receivables and NCO Financial Systems, Inc. ("NCOFS") as Successor Servicer (the "Successor Servicer").

                                    RECITALS

     WHEREAS, the Issuer, the Trustee, the Backup Servicer and Creditrust Corporation ("Creditrust"), as initial servicer executed and delivered an Indenture and Servicing Agreement dated as of August 1, 1999 (the "Indenture") relating to the Issuer's Creditrust Receivable-Backed Notes, Series 1999-1; capitalized terms used and not otherwise defined herein shall have the meaning assigned to such terms in the Indenture;

     WHEREAS, on May 4, 2000, the Noteholders exercised their rights under
Section 8.01 of the Indenture to remove Creditrust from its role as servicer under the Indenture as a result of the occurrence of one or more Servicer Defaults;

     WHEREAS, in connection with (i) the filing by Creditrust of its voluntary bankruptcy petition on June 21, 2000 (the "Bankruptcy Case"), and (ii) the proposed merger of Creditrust with and into NCO Portfolio Funding, Inc. ("NPFI"; the merged entity being referred to herein as "Reorganized NPFI"), a non-wholly owned subsidiary of NCO Group, Inc. ("NCOG"), each of Creditrust, NCOFS, NPFI, NCOG, the several holders of the Creditrust Receivables-Backed Notes, Series 1999-1 (collectively, the "Noteholders") set out on the signature pages thereto and Wells, in its capacities as Trustee, Backup Servicer and Successor Servicer entered into a Settlement Agreement on November 13, 2000, a copy of which is attached hereto as Exhibit A (as the same may be amended, restated, supplemented or otherwise modified from time to time hereafter pursuant to the terms thereof, the "Settlement Agreement"; capitalized terms used and not otherwise defined herein or in the Indenture shall have the meanings assigned to such terms in the Settlement Agreement);

     WHEREAS, the Settlement Agreement provides for the appointment of NCOFS as Successor Servicer no later than the effective date (the "Plan Effective Date") of the Fifth Amended Plan of Reorganization (with Technical Amendments) dated as of December 21, 2000 filed by Creditrust in the Bankruptcy Case (as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter, the "Plan");


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     WHEREAS, on January 18, 2001, the United States Bankruptcy Court for the
District of Maryland entered an Order Confirming the Plan which provides that Reorganized NPFI is authorized to sign any and all documents to implement and consummate the Indenture and the Settlement Agreement;

     WHEREAS, in order to facilitate the appointment of NCOFS as Successor Servicer, as required by the Settlement Agreement and the performance by NCOFS of its obligations as Successor Servicer thereafter, the parties hereto desire to make certain modifications to the Indenture, which modifications shall become effective immediately upon the Amendment Effective Date (as such term is defined in Section 3.1 below) and such modifications are provided for herein; and

     WHEREAS, the Settlement Agreement also contemplates the making of certain modifications to other provisions of the Indenture which are intended by the parties thereto to become effective upon the Amendment Effective Date, and such modifications are provided for herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                   ARTICLE I
                    AMENDMENTS RELATING TO SERVICING TRANSFER

     Section 1.1 Appointment and Acceptance

     (a) By executing its signature page of this Amendment No. 1 below, Wells confirms that it, as of the Amendment Effective Date (as such term is defined below), hereby (i) accepts and acknowledges its termination as Successor Servicer under the Indenture, (ii) appoints (in its capacity as Trustee) NCOFS as Successor Servicer under the Indenture, (iii) undertakes to cooperate, and to use its reasonable efforts to ensure that the transition to NCOFS as Successor Servicer occurs on a prompt and orderly basis, and in furtherance of such agreement to cooperate, and (iv) acknowledges that it continues to serve as the Backup Servicer under and pursuant to the terms of the Indenture.

     (b) By executing its signature page of this Amendment No. 1 below, NCOFS hereby accepts, on and as of the Amendment Effective Date, its appointment as Successor Servicer under Section 8.03 of the Indenture, as such section is modified pursuant to the terms of this Amendment No. 1 and agrees to be bound by the terms and provisions of the Indenture (as amended pursuant to the terms hereof) as Successor Servicer; provided, however, NCOFS shall not assume any obligations or liabilities whatsoever under any of the Transaction Documents, other than the Indenture; provided, further, however, that in no event is NCOFS hereby assuming any of the obligations of Creditrust which arose prior to the Amendment Effective Date.

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

     Section 1.2 Amendments to Indenture Relating to the Servicing Transfer. The Indenture is amended and/or modified as of the Amendment Effective Date (as defined in Section 3.1 below), as follows:

     (a) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "NCO Entities means NCOFS and NPFI, collectively."

     (b) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'NCOFS' means NCO Financial Systems, Inc., a Pennsylvania corporation."

     (c) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'NCOG' means NCO Group, Inc., a Pennsylvania corporation."

     (d) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'NPFI' means NCO Portfolio Funding, Inc., a Pennsylvania corporation.

     (e) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'Quick-Draft' means a payment which is initiated on behalf of an Obligor, at the Obligor's instruction, utilizing software systems (including, without limitation, a proprietary system, or a commercially available system including, but not limited to, the system marketed by Direct Check, Inc.) to create a check drawn on the Obligor's account or an electronic fund transfer, or such other software systems as are customarily used in the industry to accomplish the transfer of funds from an Obligor on an automatic basis. Such payments are automatically withdrawn from an Obligor's deposit account on an agreed upon date over an agreed upon period of time without further authorization from the Obligor."

     (f) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'Quick-Payment' means payments which are received from third parties (including, without limitation, Western Union), on account of the payments due and owing from any Obligor by way of electronic transfer, check or other debt instrument from the third party (for the benefit of the Obligor)."

     (g) Section 1.01 is amended to insert the following definition in the appropriate alphabetical location: "'Reorganized NFPI' means the entity created by the merger of NPFI and Creditrust."

     (h) The definition of the term "Servicing Fee" in Section 1.01 is deleted in its entirety and replaced with the following:

          "'Servicing Fee' means the fee payable to the Servicer on each Payment Date, calculated pursuant to Section 3.05, for services rendered during the related Collection Period, which shall be (i) for any Payment Date on which NCOFS or any Affiliate thereof is the Servicer or the Successor Servicer, equal to twenty

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     percent (20%) of all Net Proceeds collected, received or otherwise recovered from or for the account of the Obligors during such Collection Period and (ii) for any Payment Date on which a party other than NCOFS or any Affiliate thereof is Servicer or the Successor Servicer, equal to thirty-seven and one-half percent (37.5 %) of all Net Proceeds collected, received or otherwise recovered from or for the account of the Obligors during such Collection Period; provided that at any time during which a party other than NCOFS or any Affiliate thereof is the Servicer or the Successor Servicer, the term "Servicing Fee" shall also mean and include the additional amounts payable to a Successor Servicer, subject and pursuant to Section 8.03 (all amounts in excess thereof are herein referred to as the "Additional Service Fee"); provided, however, that the terms "Servicing Fee" and "Additional Service Fee" shall not include any such additional amounts under Section 8.03 hereof in the event that NCOFS or any Affiliate thereof is then the Successor Servicer."

     (i) Section 2.06(b) is amended to replace the reference to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207."

     (j) Section 2.06 is further amended to insert a new subsection (d) as follows:

          "(d) In its capacity as a Successor Servicer, NCOFS hereby acknowledges and agrees that neither it nor any other NCO Entity has any ownership interests in or to the Receivables or in the proceeds thereof (other than such rights which NPFI may have as a holder of a membership interest in the Issuer), and such Receivables and proceeds which are or will be under the control or in the possession of NCOFS will be held by it solely as bailee on behalf of the Trustee for the benefit of the Noteholders (subject to any rights of NCOFS to receive distributions therefrom pursuant to and in accordance with the applicable terms of the Indenture in the form of Servicing Fees and other amounts, if any). Notwithstanding the foregoing, nothing in this Section 2.06(d) shall impair the right of the Trustee to contest (x) any claim asserted against the Receivables by NCOFS, (y) any Servicing Fee or (z) any other charge incurred by NCOFS."

     (k) Section 2.08 is amended to insert the following language after the phrase "negligence of the Trustee" and just prior to the period therein: "; provided further, however, that NCOFS as Successor Servicer shall have no liability to indemnify the Trustee or the Noteholders for any acts or omissions of Creditrust or Wells Fargo Bank Minnesota, National Association, in their respective capacities as predecessor Servicers."

     (l) Section 2.10 is amended to replace the second reference therein to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207."

     (m) Section 3.02 is amended to add the following new paragraph at the end of the existing paragraph in such section:

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

          "At any time during which the Servicer is NCOFS or any Affiliate thereof, the Servicer shall remit all collections in respect of Receivables
     (A) directly, on a daily basis (and not later than one Business Day after receipt), to a collection account established and maintained by the Trustee in the name of "Wells Fargo Bank, Minnesota, National Association, as Trustee, in trust for the Noteholders of the Creditrust Receivables-Backed Notes, Series 1999-1", which account shall be so established by the Trustee and which at all times shall be and remain under the sole dominion and control of the Trustee, and from which remittances may only be made to an Account."

     (n) Section 3.03(c) is amended to insert the word "materially" before the phrase "to impair" in the first sentence thereof.

     (o) Section 3.04 is deleted in its entirety and the following section is substituted therefor:

          SECTION 3.04 Remedies in Respect of Receivables Upon Breach and Other Events.

          Upon discovery by the Issuer or the Servicer or upon the actual knowledge of a Responsible Officer of the Trustee of a breach of any of the covenants of the Servicer set forth in Section 3.03 (excluding breaches caused by or relating to Creditrust occurring prior to the Amendment Effective Date) that materially and adversely affects the rights or interests of the Noteholders, the party discovering such breach shall give prompt written notice to the others. If, as a result of such breach, any Receivables are rendered uncollectible or the Trustee's rights in, to or under such Receivables or the proceeds thereof are impaired or such proceeds are not available for any reason to the Trustee free and clear of any Lien, the Trustee shall, upon the direction of the Controlling Party, and may (with the written consent of the Controlling Party) at its direction, by notice given in writing to the Servicer, terminate all (but not less than all) of the rights and obligations of the Servicer, as Servicer under this Agreement, in and to the Receivables and proceeds thereof in the manner provided in Section 8.02 hereof, unless such breach shall have been cured within 30 days after the earlier to occur of the discovery of such breach by the Servicer or receipt of written notice of such breach by the Servicer, such that the Servicer shall be in compliance with the relevant covenant in all material respects and the material adverse effect shall be cured, and the Servicer shall have delivered to the Trustee a certificate of a Responsible Officer of the Servicer describing the nature of such breach and the manner in which the relevant covenant was complied with. The sole remedy of the Trustee and the Noteholders with respect to a breach pursuant to Section 3.03 shall be to remove the Servicer pursuant to this Section and Section 8.02, except as otherwise provided in Section 7.02, 8.01 or 8.02."

     (p) Section 3.06 is amended to insert the following subsections:

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          "(c) On or before 11:00 a.m. New York, New York time on each
     Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee a monthly updated electronic level report relating to the most recently concluded Collection Period (with both historical-to-date data, commencing with the inception of servicing under the Indenture by such Servicer, and ongoing month-by-month data) of all Receivables transactions taking place during the relevant periods, on an account-by-account basis and a portfolio-by-portfolio basis, including client account numbers, portfolio identification, transaction dates, transaction amounts and transaction codes describing the purpose/type of transaction (and in connection therewith, the Servicer shall provide to the Trustee a copy of its then current transaction code key within sixty (60) days after the Amendment Effective Date, as well as periodic updates of the transaction code key as appropriate to permit the Trustee to understand the codes used in any such report).

          (d) On or before 11:00 a.m. New York, New York time on each Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee monthly updated copies of the journal entries, in legible form (commencing with the inception of servicing under the Indenture by such Servicer), reflecting communications with each Obligor on a monthly basis relating to the then most recently concluded Collection Period, or otherwise as the Trustee may request (and in connection therewith, the Servicer shall provide to the Trustee a copy of its then current abbreviation key within sixty (60) days after the Amendment Effective Date, as well as periodic updates of the abbreviation key as appropriate to permit the Trustee to understand the codes used in any such journal entry).

          (e) Promptly upon the request of the Trustee therefor, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee each then existing log of positive or negative comments relating to the Obligors.

          (f) On or before 11:00 a.m. New York, New York time on each Determination Date, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee a cash reconciliation of receipts relating to each Receivable on a monthly basis for the Collection Period then most recently concluded, on an account-by-account basis and a portfolio-by-portfolio basis.

          (g) Promptly upon the request of the Trustee therefor, the Servicer (and only if the Servicer is NCOFS, or any Affiliate of NCOFS) shall deliver to the Trustee such other reports regarding the Receivables and proceeds thereof as the Trustee may reasonably request from the

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     information on the related records and systems maintained by such
     Servicer.

          (h) The Trustee shall hold any information that it receives pursuant to paragraphs (a) through (g) above for the benefit of the Noteholders."

     (q) Each of Sections 3.08 and 3.09 are amended to replace the reference therein to "Grant Thornton LLP" with a reference to "Ernst & Young LLP."

     (r) Section 3.10 is deleted in its entirety and the following provision is substituted therefor:

          "SECTION 3.10 Access to Certain Documentation and Information. The Servicer shall provide the Trustee, the Backup Servicer, any Successor Servicer and the Noteholders, and their respective agents, officers, employees and other persons hired by them, on an on-going basis, with access to (i) the documentation relating to the Receivables as provided in
     Section 2.06(b), (ii) such officers and employees of the Servicer and its Affiliates (including, in the event that the Servicer is NCOFS, NPFI), who have knowledge of the Receivables and proceeds are to be collected, for purposes of inspection of the same. In each such case, such access shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall impair the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, which obligation shall be evidenced by an Opinion of Counsel to such effect, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section."

     (s) The last sentence of the portion of Section 7.01 ending prior to subsection (a) thereof is deleted in its entirety, and the following sentence is substituted therefor: "The representations set out in this section shall speak as of the execution and delivery of this Agreement, the Amendment Effective Date and as of each date on which a Successor Servicer is appointed hereunder (with respect, in each such case, to such Successor Servicer only), and shall survive the grant of a security interest to the Trustee."

     (t) Section 7.01 is further amended by (1) deleting all references therein to "each of the other Transaction Documents" (or words of a similar effect); (2) deleting each of subsections (g), (i) and (j) therein in their entirety, and replacing the same with the following: "[Reserved]" and (3) revising subsection
(l) thereof to delete the phrase "(including, in the case of Creditrust Corporation, in its capacity as Seller under the other Transaction Documents)" in such subsection.

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     (u) Section 7.02 is amended to (1) delete each of subsections (a)(i) and
(a)(iii) therein in their entirety, and to replace the same with the following:
"[Reserved]"; and (2) delete all references in subsection (a)(ii) thereof to the "other Transaction Documents."

     (v) Section 7.04 is amended to delete all references therein to "any of the other Transaction Documents."

     (w) Section 7.07 is amended to add the following language at the end of the introductory sentence thereof:

          ", and NCOFS covenants and agrees that from the Amendment Effective Date until it is no longer the Successor Servicer hereunder;"

     (x) Section 7.07 is further amended to delete subsections (h) and (n) therein, in their entirety, and to replace the same with the following:
"[Reserved]."

     (y) Section 7.07 is further amended to delete subsection (m) thereof in its entirety, and to replace the same with the following:

          "(m) Stockholder's Equity. The Servicer shall not permit the consolidated stockholder's equity of NCOG as required to be shown on NCOG's consolidated financial statements in accordance with GAAP to be less than $50,000,000. At any time during which the Servicer is neither NCOFS nor any Affiliate thereof, the Servicer shall not permit its stockholder's equity as required to be shown on its financial statements, to be less than an amount agreed upon from time to time by the Trustee and the Noteholders, but in no event less than an amount equal to $9,000,000."

     (z) Section 7.07 is further amended to replace each reference in subsection
(i) thereof to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207" and to replace the references to the term "Closing Date" with a reference to "the date on which NCOFS is appointed Successor Servicer hereunder."

     (aa) Section 7.07 is further amended to insert the following provisions at the end of that section:

          "(o) Quick-Drafts. Within sixty (60) days after the Amendment Effective Date, with the consent of each Obligor (which consent NCOFS, in its capacity as Successor Servicer, undertakes to use its reasonable best efforts to obtain from each Obligor), the payee of Quick-Drafts authorized by each such Obligor shall be changed to "NCOFS [or the name of the appropriate Affiliate] as Successor Servicer, in trust for and subject to the security interest and lien of Wells Fargo Bank, Minnesota, National Association, as Trustee, in trust for the Noteholders of Creditrust Receivables-Backed Notes, Series 1999-1."

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

          "(p) Quick-Payment Remittances.At all times during which the Servicer is NCOFS or any Affiliate thereof, the name of each collection account to which all Quick-Payments are required to be remitted shall be "NCOFS [or the name of such Affiliate, as appropriate] as Successor Servicer, in trust for and subject to the security interest and lien of Wells Fargo Bank Minnesota, National Association, as Trustee, in trust for the Noteholders of Creditrust Receivables-Backed Notes, Series 1999-1."

          "(q) Blocked Accounts.Consistent with the customary practice of NCOFS regarding escrow accounts, NCOFS, the Trustee and NCOFS' bank (currently Mellon Bank N.A.) will within 60 days after the Amendment Effective Date enter into a blocked account agreement in form and substance satisfactory to the Trustee, NCOFS and such bank, which shall govern access to the accounts referenced in 7.07(o) and (p)."

     (bb) Section 8.01 is amended to delete subsection (e), in its entirety, and to replace the same with the following:

          "(e) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement, proves to have been incorrect when made, which (i) would have a material adverse effect on the rights of the Noteholders or the Trust Estate, respectively (without regard to any amount deposited in the Reserve Account), and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) discovery by a Responsible Officer of the Servicer or (y) the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Controlling Party or the Trustee or to the Trustee and the Servicer by Noteholders evidencing not less than 25% of the Voting Interests;"

     (cc) Section 8.01 is further amended to delete subsections (h), (i) and
(j), in their entirety, and to replace the same with the following:
"[Reserved]."

     (dd) Section 8.02(b) is amended to delete clause (y) thereof, in its entirety, and to replace the same with the following:

          "at any time during which the Servicer is not NCOFS or any Affiliate thereof, instruct each Obligor to remit all collections in respect of receivables directly to an Account designated for such purpose."

     (ee) Section 8.03 is amended to insert the following proviso just prior to the period in the tenth sentence thereof:

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

          "; provided, however, that in the event the successor so identified is NCOFS, the net worth referred to in this sentence shall be that of NCOG, on a consolidated basis, as opposed to the net worth of NCOFS individually".

     (ff) Section 8.03 is further amended to insert the following proviso just prior to the period in the penultimate sentence of the first paragraph thereof:

          "provided further, however, that in the event the Successor Servicer is NCOFS, or any Affiliate thereof, such compensation will be in an amount exactly equal to the Servicing Fee, as defined herein, but without giving effect to the foregoing provisions of this sentence".

     (gg) Schedule B attached to the Indenture is hereby amended by deleting such Schedule in its entirety and substituting Schedule B attached to this Amendment No. 1 therefor.

     Section 1.3 Servicer Defaults and Events of Default; Trustee Waiver. It is understood and agreed that, from and after the Amendment Effective Date, any Event of Default or any Servicer Default, in each case attributable to the performance by Creditrust or Wells Fargo Bank Minnesota, National Association (of its obligations as a prior Successor Servicer or as Backup Servicer), and in existence as of the Amendment Effective Date, shall be waived and shall not, without more, give rise to the ability of the Trustee, upon the direction of the Controlling Party, to exercise its rights under Section 8.02 of the Indenture to terminate NCOFS as Servicer thereunder. In addition, from and after the Amendment Effective Date, any failure occurring prior to the Amendment Effective Date on the part of the Trustee to comply with its obligations and duties hereunder (including, without limitation, its obligations and duties in respect of any breach by Creditrust of any of its respective obligations and duties hereunder) is hereby waived.

     Section 1.4 Reallocation of Termination/Transition Costs. Notwithstanding anything herein or in the Indenture to the contrary, each of the other parties hereto hereby acknowledges and agrees that any and all costs and expenses incurred by any party hereto in connection with the appointment of NCOFS as Successor Servicer and the transfer of servicing functions from Creditrust as Servicer to NCOFS as Successor Servicer (including, without limitation, any related Transition Fees) shall be borne by the party incurring such costs and expenses and shall not be payable by any other party hereto or to the Indenture, out of the Trust Estate or proceeds thereof, or out of distributions otherwise payable from the Accounts pursuant to Section 4.04(b) of the Indenture (whether or not constituting Transition Fees otherwise payable under clause 4.04(b)(iii)).

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                                   Article II
                                OTHER AMENDMENTS

     Section 2.1 Miscellaneous Amendments. The Indenture is further amended and/or modified as of the Amendment Effective Date (as defined in Section 3.1 below), as follows:

     (a) Section 1.01 is amended to insert the following defined term and definition therefor: "'Amendment Effective Date'" has the meaning assigned to such term in Amendment No. 1 to this Agreement."

     (b) Section 1.01 is amended to insert the following defined term and definition therefor: "'Plan' means Creditrust's Fifth Amended Plan of Reorganization dated as of December 21, 2000 with Technical Amendments.

     (c) The definition of the term "Required Reserve Amount" in Section 1.01 is amended in its entirety, as follows: "'Required Reserve Amount' means $225,000."

     (d) Section 2.10 is amended to replace the first reference therein to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (e) Subsection 4.04(b) is deleted in its entirety and the following is substituted therefor:

          "(b) On each Payment Date, the Trustee shall make the following payments from the applicable Accounts in the following order of priority and in the amounts set forth in the Monthly Servicer Report for such Payment Date; provided however, that such payments shall be made only to the extent of funds then on deposit in the applicable Account, and provided, further that payments from the Note Payment Account shall be made only on the Payment Date:

               (i) to the Trustee (A) from Available Funds transferred from the Collection Account to the Note Payment Account, an amount equal to the sum of the Trustee Fee for such Payment Date, plus all accrued and unpaid Trustee Fees, if any, for prior Payment Dates, plus all reasonable out of pocket expenses (as opposed to Trustee Fees) to which the Trustee is entitled to payment (to the extent expressly set forth under this Agreement); provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Trustee in reduction of such shortfall; provided, however, that (C) the aggregate amount of such reasonable out of pocket expenses payable during the term of this Agreement as described in clause (A) above, shall not exceed (x) in the case of any such reasonable out of pocket expenses incurred prior to the Amendment Effective Date, an aggregate amount equal to $200,000, and (y) in the case of any such reasonable out of pocket expenses incurred on and after the Amendment Effective Date, an aggregate amount equal to $200,000.

               (ii) to the Noteholders, pro rata, from Available Funds transferred from the Collection Account to the Note Payment Account, an amount equal to the reasonable attorney fees and out of pocket expenses of the Noteholders; provided, that the aggregate amount of such reasonable attorney fees and out of pocket expenses during the term of this Agreement shall not exceed (x) in the case of such fees and expenses incurred prior to the Amendment Effective Date, an aggregate amount equal to $250,000 and
     (y) in the case of any such fees and expenses incurred on and after the Amendment Effective Date, an aggregate amount equal to $75,000;

               (iii) from Available Funds transferred from the Collection Account to the Note Payment Account, to the Servicer, an amount equal to the sum of the Servicing Fee for the related Collection Period, plus all accrued and unpaid Servicing Fees, if any, for prior Collection Periods, plus an amount equal to any Transition Fees then owing to the Successor Servicer, if any (which expenses and costs, including any amount reimbursed, will not exceed $100,000 for any Successor Servicer (including the Backup Servicer), during the term of this Agreement);

               (iv) to the Backup Servicer (A) from Available Funds transferred from the Collection Account to the Note Payment Account, the Backup Servicer Fee for such Payment Date, plus all accrued and unpaid Backup Servicer Fees, if any, for prior Payment Dates, plus all reasonable out of pocket expenses (but only up to $100,000 during the term of this Agreement) to which the Backup Servicer is entitled to payment (to the extent expressly set forth under this Agreement) provided that (B) if Available Funds transferred from the Collection Account to the Note Payment Account are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Backup Servicer in reduction of such shortfall;

               (v) to the Trustee, from Available Funds transferred from the Collection Account to the Note Payment Account, an amount equal to the sum of (A) any reasonable out of pocket expenses to which the Trustee is otherwise entitled to payment but which are not paid to the Trustee as a result of the operation of the caps on such payment in Section 4.04(b)(i)(C)(x) or (y) and (B) any otherwise unreimbursed liabilities incurred by the Trustee (including indemnification for items covered in Section 7.02(a)(i) and (iii));

               (vi) to the Noteholders, pro rata, based on their respective Note Balances (A) from Available Funds transferred from the Collection Account to the Note Payment Account, an amount equal to the sum of the Interest

     Distributable Amount for such Payment Date plus any outstanding amount of Interest Carryover Shortfall, if any, for prior Payment Dates provided that
     (B) if Available Funds transferred from the Collection Account to the Note Payment Account, are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such interest shortfall for disbursement to the Noteholders in reduction of such shortfall;

               (vii) from Available Funds transferred from the Collection Account to the Note Payment Account, to the Reserve Account, an amount equal to the lesser of remaining Available Funds and the Reserve Fund Reimbursement Amount for such Payment Date, if applicable;

               (viii) to the Noteholders, pro rata, based on their respective Note Balances (A) any remaining Available Funds transferred from the Collection Account to the Note Payment Account in reduction of the Note Balance of the Notes, until the Note Balance is reduced to zero, (B) if such Payment Date is the Payment Date on which the Issuer is effecting an optional redemption of the Notes pursuant to Section 10.01, and there is an outstanding Note Balance after payment of the amounts described in clause
     (A) above, the Trustee will disburse to the Noteholders for payment on the Note Balance any amounts deposited in the Note Payment Account by the Issuer in respect of the Redemption Amount pursuant to Section 10.02, (C) if such Payment Date is the Final Payment Date or the Payment Date on which the Issuer is effecting an optional redemption of the Notes pursuant to
     Section 10.01, and there is an outstanding Note Balance (after payment of the amounts described in clauses (A) and (B) above), the Trustee will withdraw from all remaining funds on deposit in the Collection Account and remit to the Note Payment Account, an amount equal to the lesser of the amount then on deposit in the Collection Account and the amount of the outstanding Note Balance and remit such lesser amount to the Noteholders in reduction of the outstanding Note Balance and (D) if on the Final Payment Date there is an outstanding Note Balance (after payment of the amounts described in clauses (A), (B) and (C) above), the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of the outstanding Note Balance and remit such lesser amount to the Noteholders in reduction of the outstanding Note Balance;

               (ix) to the Backup Servicer for the Backup Servicer's reasonable out of pocket expenses to which the Backup Servicer is entitled to payment (to the extent expressly set forth in this Agreement) which have exceeded $100,000 in the aggregate during the term of this Agreement;

               (x) to Wells, a sum equal to $50,000 in full and complete satisfaction of all claims it has or may have for its extraordinary expenses incurred up to the Amendment Effective Date, whether in its capacity as Trustee, Backup Servicer and/or Successor Servicer in connection with the termination of Creditrust Corporation as Servicer; and

               (xi) the remainder to the Issuer.

     (f) Section 4.05(a) is deleted in its entirety and the following is substituted therefor:

               "(a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Reserve Account which shall be an Eligible Account, for the benefit of the Noteholders. On or prior to the Closing Date, the Issuer shall deposit an amount equal to the Required Reserve Amount into the Reserve Account. Thereafter, on each Payment Date, to the extent of funds then on deposit in the Note Payment Account, an amount equal to the lesser of (x) Available Funds remaining on such Payment Date after required payments pursuant to Section 4.04(b)(i) through (vi), and (y) the Reserve Fund Reimbursement Amount, shall be deposited into the Reserve Account. On the first Payment Date after the Amendment Effective Date, all amounts on deposit in the Reserve Account in excess of the Required Reserve Amount (as amended as of the Amendment Effective Date) shall be distributed promptly to the Noteholders, pro rata, based on their respective Note Balances, as a direct reduction of the outstanding Note Balance."

     (g) Section 4.05(d) is deleted in its entirety and the following is substituted therefor:

               "(d) In addition to the remittances by the Trustee on each Payment Date from the Reserve Account described in Section 4.05(b) above, the Trustee shall, on each Payment Date (beginning on the second Payment Date after the Amendment Effective Date), withdraw from the Reserve Account, and remit to the Noteholders, pro-rata, based on their respective Note Balances, the amount by which the amount on deposit in the Reserve Account exceeds the Required Reserve Amount (after giving effect to (i) all amounts deposited in the Reserve Account from other sources on or before such Payment Date in accordance with the terms of Section 4.05(a) above, and (ii) all distributions otherwise required to be made from the Reserve Account or the Note Payment Account on such Payment Date in accordance herewith), which remittance shall be applied, ratably, in reduction of the then outstanding Note Balance."

     (h) The last sentence of the portion of Section 6.01 ending prior to subsection (a) thereof is deleted in its entirety, and the following sentence is substituted therefor: "The representations shall speak as of the execution and delivery of this Agreement and as of the Amendment Effective Date, and shall survive the grant of a security interest in the Receivables to the Trustee."

     (i) Section 6.01(s) is amended to replace the reference therein to "7000 Security Blvd., Baltimore, MD 21244" with a reference to "1705 Whitehead Road, Baltimore, MD 21207".

     (j) Section 6.01 is further amended to replace each reference in subsections (t) and (y) thereof to "Creditrust" with a reference to "NPFI".

     (k) The Issuer shall obtain and provide all necessary consents required by
Section 6.04(c).

     (l) Section 6.07 is amended to replace each reference in subsection (q) thereof to "7000 Security Blvd., Baltimore, MD 21244" therein, with a reference to "1705 Whitehead Road, Baltimore, MD 21207", and to replace each reference to the term "Closing Date" with a reference to the term "Amendment Effective Date".

     (m) Section 8.01 is further amended to delete subsection (k), in its entirety, and to replace the same with the following:

               "(k) NPFI sells, transfers, pledges or otherwise disposes of any of its membership interest in Issuer, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against NPFI or the Servicer, provided, however, that NPFI (or its wholly owned subsidiary to the extent it is the holder of the membership interests) may pledge the membership interests in the Issuer to Mellon Bank, N.A. ("Mellon") to secure the "exit financing" referred to in the Plan; provided, further, however, that Mellon and any successor pledgee shall agree not take any action in any capacity to file any bankruptcy, reorganization or Insolvency Proceedings against the Issuer, or cause the Issuer to commence any reorganization, bankruptcy or Insolvency Proceedings or take any action in furtherance of any such action, including without limitation any dissolution or liquidation of the Issuer, in whole or in part, any readjustment of debt, or marshaling of assets or liabilities or similar proceedings."

     (n) Section 8.01 is further amended to delete the existing subsection (l) therein, and replace it with the following:

               "(l) the existence of an Event of Default (or similar event which permits the acceleration of obligations) and the expiration of any applicable cure period in (i) any securitization transactions to which NPFI or any of its Affiliates is a party (excluding any Event of Default attributable to Creditrust in effect on the Amendment Effective Date), or
     (ii) any obligation of NPFI or any of its Affiliates for the repayment of borrowed money with a principal balance then exceeding $100,000 (or, at any time during which the Successor Servicer is NCOFS or any Affiliate thereof, $500,000);".

     (o) Section 8.01 is further amended to add the following subsection (m):

               "(m) the failure at any time of NPFI to own 100% of capital stock (however styled) of NCOP Nevada Holdings Inc. or the failure of NCOP Nevada Holdings Inc. to own [100%] of the membership interests of Issuer."

                                  Article III
                            MISCELLANEOUS PROVISIONS

     Section 3.1 Effectiveness of Amendment; Conditions Precedent. This Amendment No. 1 shall become effective as of February 14, 2001 (the "Amendment Effective Date") upon the satisfaction of all of the following conditions precedent:

     (a) the Trustee shall have received fully executed counterparts of this Amendment No. 1 (which may be by facsimile) and the Settlement Agreement and an acknowledgement and acceptance thereof from each Noteholder;

     (b) the Trustee shall have furnished written notification of the substance of this Amendment No. 1 to the Rating Agency and the Placement Agent;

     (c) the Plan Effective Date shall have occurred;

     (d) the Limited Liability Company Agreement of the Issuer shall have been amended pursuant to an amendment substantially in the form of Exhibit B hereto;

     (e) other than the Events of Default or Servicer Defaults waived on the Amendment Effective Date pursuant to the terms of Section 1.3, no event or condition shall have occurred and be continuing, or would result from the execution, delivery or performance of this Amendment No. 1 or the appointment of NCOFS as Successor Servicer hereunder, that would constitute an Event of Default or a Servicer Default;

     (f) the Merger Agreement shall be in full force and effect, and the merger contemplated thereby shall have been fully consummated;

     (g) the United States Bankruptcy Court for the District of Maryland shall have entered a final, non-applicable Order confirming the Plan and approving the Settlement Agreement;

     (h) the requirement of the Opinion of Counsel set forth in Section 11.01(e) of the Indenture shall be deemed to have satisfied by the language contained in the Order referred to in paragraph (g) above; and

     (i) the consents required by Section 6.4(c) of the Indenture shall be delivered to the Trustee (which consents are evidenced by the signatures of Creditrust and GSS Holdings II, Inc. on the acknowledgement page hereto).

     Section 3.2 Amendment. This Amendment No. 1 may only be amended in the same manner as the Indenture may be amended.

     Section 3.3 Entire Agreement; Effect. This Amendment No. 1, together with the Transaction Documents, is intended by the parties to and does constitute the entire agreement of the parties with respect to the transaction contemplated hereunder. This Amendment No. 1 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the Indenture except for those terms or provisions expressly amended hereby.

     Section 3.4 Governing Law; Waiver of Jury Trial. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties under this Amendment No. 1 shall be determined in accordance with such laws, including
Section 5-1401 of the General Obligation Law of New York, but otherwise without regard to its conflict of laws provisions. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     Section 3.5 Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1 or the Notes, or the rights of the Noteholders. This Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

     Section 3.6 Representations, Warranties and Covenants. Upon the Amendment Effective Date, the Issuer hereby remakes and reaffirms all covenants, representations and warranties made by it in the Indenture (except, in each case, to the extent that such covenants, representations or warranties expressly speak as of another date). Notwithstanding anything contained herein to the contrary, this Amendment No. 1 has been executed by Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely in its capacity as the Trustee of the Trust Estate, as Backup Servicer and, to the extent applicable, as Successor Servicer, and in no event shall Wells Fargo Bank Minnesota, National Association, not in its individual capacity but solely in its capacity as the Trustee of the Trust Estate, as Backup Servicer and, to the extent applicable, as Successor Servicer, have any liability for the representations, warranties, covenants, agreements or other obligations hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the Trust Estate. For all purposes of this Amendment No. 1, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Trust Estate hereunder, the Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Indenture (as amended by this Amendment No. 1) including, but not limited to, Sections 9.01(d) and 9.05 thereof.

     Section 3.7 Further Assurances. With respect to each of the transactions contemplated hereby, and each of the other actions to be taken by any of the parties hereto by way of implementing such transactions, and the terms and conditions of this Amendment No. 1 and the other Transaction Documents, each of the Issuer and the Servicer hereby agrees to take all such actions as may be requested by any of the other parties hereto that may be necessary or reasonably desirable in order to further effect, evidence and/or perfect such transactions and any related rights, claims and interests granted hereby and thereby; including, by way of example and not limitation, the filing of new UCC financing statements, the amendment of any existing financing statements, and the filing of any appropriate continuation statements with respect to any existing financing statements which may be necessary or reasonably desirable in order to further perfect (and maintain the priority of) interests in the Trust Estate granted pursuant to the Transaction Documents, as a result of contemplated changes in names and/or locations of certain parties hereto and the locations of certain records constituting part of the Trust Estate.

     Section 3.8 Additional Covenants Relating to the Ownership of the Issuer.

     (a) Notwithstanding anything in the Indenture to the contrary, the owner of 100% of the membership interests of the Issuer shall on and at all times after the Amendment Effective Date be, NCOP Nevada Holdings, Inc. ("NCOP Nevada").

     (b) At all times on and after the Amendment Effective Date, NCOP shall own 100% of the capital stock (however styled) of NCOP Nevada.

     (c) In the event that at any time NCOP Nevada is not the owner of 100% of the Issuer or NCOP is not the owner of 100% of the capital stock (however styled) of NCOP Nevada, such event will constitute a Servicer Default as set out in Section 8.01 of the Indenture.

              [Amendment No. 1 to 99-1 Indenture - Signature Page]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written.

                              CREDITRUST SPV 99-1 LLC,
                                 as Issuer

                              By:      __________________________
                              Name:
                              Title:


                              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, in its capacities as Trustee, as Backup Servicer and, to the extent applicable, the predecessor Successor Servicer

                              By:      _________________________
                              Name:
                              Title:


                              NCO FINANCIAL SYSTEMS, INC.,
                                 as Successor Servicer

                              By:      __________________________
                              Name :
                              Title:

ACKNOWLEDGED:

CREDITRUST CORPORATION, in its
capacity as predecessor Servicer and as a member of Creditrust SPV 99-1, LLC

By:      ___________________________
Name:
Title:

GSS HOLDINGS II, INC.,
as a member of Creditrust SPV 99-1, LLC

By:      ___________________________
Name:
Title:

NCOP Nevada Holdings, Inc.

By:      ___________________________
Name:
Title:


               NOTEHOLDERS

METROPOLITAN LIFE INSURANCE COMPANY

By:      ___________________________
Name:
Title:

PRINCIPAL LIFE INSURANCE COMPANY

         By:      Principal Capital Management, LLC
                  its authorized signatory

By:      ___________________________
         Name:
         Title:

RELIANCE STANDARD LIFE INSURANCE COMPANY

         By:      Delphi Financial Group, Inc.


By:      ___________________________
Name:
Title:


N M ROTHSCHILD & SONS (AUSTRALIA) LTD.


By:      ___________________________
Name:
Title:


                                     *******

                                 PORTFOLIO 99-1



                                   SCHEDULE B



                         Minimum Cumulative Net Proceeds


                                                          Minimum Cumulative
         Six Month Period Ending                             Net Proceeds
         -----------------------                          ------------------
         August 2001                                         $  4,000,000
         February 2002                                          8,000,000
         August 2002                                           12,000,000
         February 2003                                         15,000,000
         August 2003                                           18,000,000
         February 2004                                         20,300,000

                                    EXHIBIT A


                              SETTLEMENT AGREEMENT




                                   [Attached]

                                    EXHIBIT B

                           [FORM OF AMENDMENT NO. 1 TO
                      LIMITED LIABILITY COMPANY AGREEMENT]

                                 AMENDMENT NO. 1
                                       to
                       LIMITED LIABILITY COMPANY AGREEMENT

     This Amendment No. 1 to Limited Liability Company Agreement of Creditrust SPV 99- 1, LLC (the "Company"), dated as of February 14, 2001 (this "Amendment No. 1"), is executed by and between Creditrust Corporation ("Creditrust") and GSS Holdings II, Inc. as members of the Company (the "Members").

     WHEREAS, in connection with (i) the filing by Creditrust of its voluntary bankruptcy petition on June 21, 2000 and (ii) the proposed merger of Creditrust with and into NCO Portfolio Funding, Inc. ("NPFI"), a subsidiary of NCO Group, Inc., each of Creditrust, NCO Financial Systems, Inc., NPFI, NCO Group, Inc., the several holders of the Creditrust Receivables Backed Notes, Series 1999-1 (collectively, the "Noteholders") and Wells Fargo Bank Minnesota, National Association, in its capacities as Backup Servicer, Trustee and Successor Servicer entered into a Settlement Agreement on November 13, 2000, a copy of which is attached hereto as Exhibit A (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the " Settlement Agreement");

     WHEREAS, the Settlement Agreement contains certain releases from claims and litigation and other provisions which are for the mutual benefit of the parties thereto, including the Company, and the best interests of the Company have been and are served by entering into the Settlement Agreement.

     WHEREAS the Members wish to amend the Limited Liability Company Agreement of the Company entered into between the Members dated as of August 25, 1999 (the "LLC Agreement") in order to enable the Company to give full effect to the provisions of the Settlement Agreement insofar as they relate to the Company.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party to the extent provided herein:

     Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the LLC Agreement.

     Amendment. The LLC Agreement is hereby amended to the extent necessary to permit the Company to do all such acts and things as the Company may be required to do, and to ratify any acts and things as the Company may have already done, to enter into, to participate in, derive benefit from, perform its obligations under and give effect to the transactions contemplated by the Settlement Agreement and the other documents, instruments and agreements entered into in connection therewith, and to do such other things as may be incidental thereto and/or necessary or convenient for the accomplishment thereof. This Amendment No. 1 may only be amended in the same manner as the LLC Agreement may be amended.

     Entire Agreement; Effect. This Amendment No. 1 constitutes the entire agreement of the Members with regard to the subject matter hereof. This Amendment No. 1 supersedes any and all prior understandings, and it does not alter, amend or waive any of the terms or provisions of the LLC Agreement except for those terms or provisions amended hereby.

     Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

     Severability of Provisions; Counterparts. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1 and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1. This Amendment No. 1 may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

             [Amendment No. 1 to 99-1 LLC Agreement- Signature Page]


     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written.

                                       CREDITRUST CORPORATION



                                       By:_______________________________
                                       Name:
                                       Title:


                                       GSS HOLDINGS II, INC.



                                       By:_______________________________
                                       Name:
                                       Title: